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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 14, 2005


                                IBT BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                 (State or other jurisdiction of incorporation)



        0-18415                                             38-2830092
(Commission File Number)                       (IRS Employer Identification No.)



                   200 East Broadway, Mt. Pleasant, Michigan           48858
                   (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (989) 772-9471

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01         OTHER EVENTS.

On December 14, 2005, the registrant's Board of Directors declared a 10% stock dividend. A copy of the press release announcing the declaration of the stock dividend is furnished with this Form 8-K as Exhibit 99.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)      The following exhibits are included with this Report:

         99       Press release.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 16, 2005               IBT BANCORP, INC.


                                        By:  /s/ Dennis P. Angner
                                             ---------------------------------
                                             Dennis P. Angner, President and
                                             Chief Executive Officer



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                                  EXHIBIT INDEX

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Exhibit Number             Description
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

Exhibit 99                 Press release


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